Innovator Uncapped Accelerated U.S. Equity ETF
Schedule of Investments
January 31, 2025 (Unaudited)

PURCHASED OPTIONS - 110.9%	Notional Amount	Contracts	Value
Call Options - 110.9%			$–
SPDR S&P 500 ETF (a)(b)(c)		–	$–
Expiration: 03/31/2025; Exercise Price: $5.25	$13,059,494	217	$12,922,391
Expiration: 03/31/2025; Exercise Price: $549.22	21,966,430	365	2,112,543
Expiration: 06/30/2025; Exercise Price: $5.49	12,457,674	207	12,301,366
Expiration: 06/30/2025; Exercise Price: $571.43	21,424,792	356	1,759,398
Expiration: 09/30/2025; Exercise Price: $5.79	13,781,678	229	13,587,200
Expiration: 09/30/2025; Exercise Price: $602.45	23,832,072	396	1,461,692
Expiration: 12/31/2025; Exercise Price: $5.88	13,480,768	224	13,254,362
Expiration: 12/31/2025; Exercise Price: $615.38	23,531,162	391	1,468,350
TOTAL PURCHASED OPTIONS (Cost $59,615,716)			58,867,302

TOTAL INVESTMENTS - 110.9% (Cost $59,615,716)			58,867,302
Money Market Deposit Account - 0.3% (d)			153,265
Liabilities in Excess of Other Assets - (11.2)%			(5,938,594)
TOTAL NET ASSETS - 100.0%			$53,081,973
two			–%
Percentages are stated as a percent of net assets.			–%

(a)	Exchange-traded.
(b)	100 shares per contract.
(c)	Held in connection with written option contracts. See Schedule of Options Written for further information.
(d)
The U.S. Bank Money Market Deposit Account (the “MMDA”) is a short-term vehicle in which the Fund holds cash balances. The MMDA will bear interest at a variable rate that is determined based on market conditions and is subject to change daily. The rate as of January 31, 2025 was 4.20%.

Innovator Uncapped Accelerated U.S. Equity ETF
Schedule of Written Options
January 31, 2025 (Unaudited)

WRITTEN OPTIONS - (11.1)%	Notional Amount	Contracts	Value
Call Options - (11.1)%
SPDR S&P 500 ETF (a)(b)
Expiration: 03/31/2025; Exercise Price: $523.10	$(13,059,494)	(217)	$(1,794,314)
Expiration: 06/30/2025; Exercise Price: $544.24	(12,457,674)	(207)	(1,499,605)
Expiration: 09/30/2025; Exercise Price: $573.78	(13,781,678)	(229)	(1,325,974)
Expiration: 12/31/2025; Exercise Price: $586.10	(13,480,768)	(224)	(1,285,850)
Total Call Options			(5,905,743)
TOTAL WRITTEN OPTIONS (Premiums received $4,702,609)			$(5,905,743)

Percentages are stated as a percent of net assets.

(a)	100 shares per contract.
(b)	Exchange-traded.

Summary of Fair Value Disclosure as of January 31, 2025 (Unaudited)

Innovator Uncapped Accelerated U.S. Equity ETF has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of January 31, 2025:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Purchased Options	$–	$58,867,302	$–	$58,867,302
Total Investments	$–	$58,867,302	$–	$58,867,302

Liabilities:
Investments:
Written Options	$–	$(5,905,743)	$–	$(5,905,743)
Total Investments	$–	$(5,905,743)	$–	$(5,905,743)

Refer to the Schedule of Investments for further disaggregation of investment categories.

Allocation of Portfolio Holdings as of January 31, 2025
(% of Net Assets)

Purchased Options	$58,867,302	110.9%
Written Options	(5,905,743)	(11.1)
Money Market Deposit Account	153,265	0.3
Liabilities in Excess of Other Assets	(32,851)	(0.1)
	$53,081,973	100.0%